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Exhibit 99.2

THE MILLS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Amounts In Thousands)

        Management has prepared the following unaudited consolidated pro forma financial statements based on the consolidated historical financial statements of The Mills Corporation (the "Company") and adjusted to give effect to the and the acquisition of Del Amo Fashion Center and certain associated properties (the "Del Amo Properties") on June 30, 2003, the sale of 6,440,000 shares of Series E Cumulative Redeemable Preferred Stock, par value $.01, in May 2003, the acquisition of five shopping centers acquired from Cadillac Fairview Corporation Limited and various affiliated entities on January 31, 2003, the acquisition of Riverside square on December 13, 2002, the acquisition of additional ownership interests ("Simon Acquisition") in Arundel Mills, Arizona Mills, Concord Mills, Grapevine Mills and Ontario Mills on May 31, 2002.

        The unaudited pro forma consolidated balance sheet at March 31, 2003 has been prepared to reflect the subsequent acquisition of the Del Amo Properties as if the acquisition occurred on March 31, 2003. The pro forma consolidated statements of income for the year ended December 31, 2002 and the three months ended March 31, 2003 have been prepared to present the results of operations of the Company as if the acquisition of the Del Amo Properties and the sale of Series E Preferred Stock had occurred at the beginning of each period presented. The unaudited pro forma consolidated financial statements neither purport to represent what the consolidated results of operations actually would have been had the acquisition of the Del Amo Properties and related transactions occurred at the beginning of each period presented, nor do they purport to project the consolidated operations for any future period.

        The following unaudited consolidated pro forma financial statements should be read in conjunction with the Company's current report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on June 9, 2003, which updated the Company's consolidated financial statements and notes thereto to reflect the disposition of 27 single tenant properties as discontinued operations and the adoption of Statement for Financial Accounting Standards No. 145, of which a portion addressed reclassifying extraordinary losses from extinguishment of debt to ordinary income; the Consolidated Financial Statements and the Notes thereto that are included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, filed with the SEC on March 31, 2003; the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2003 filed with the SEC on May 15, 2003; the Form 8-K filed with the SEC on July 14, 2003 announcing the acquisition of the Del Amo properties; the Form 8-K/A Amendment 2 filed with the SEC on August 11, 2003 related to the Cadillac Fairview acquisition; and the Statement of Certain Revenues and Certain Operating Expenses and Notes included elsewhere in this Form 8-K. In the Company's opinion, all significant adjustments necessary to reflect the effects of the acquisition of the Del Amo Properties have been made.

THE MILLS CORPORATION
PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2003
(Unaudited and in Thousands)

	Historical (A)	Del Amo Acquisition Pro Forma Adjustments		Pro Forma Consolidated
ASSETS
Income producing property:
Land and land improvements	$298,507	$78,300	(B)	$376,807
Building and improvements	1,444,105	294,556	(B)	1,738,661
Furniture, fixtures and equipment	54,703	18	(B)	54,721
Less: accumulated depreciation and amortization	(301,362)	—		(301,362)

Net income producing property	1,495,953	372,874		1,868,827
Land held for investment and/or sale	11,673	—		11,673
Construction in progress	176,549	70,716	(B)	247,265
Investment in unconsolidated joint ventures	721,754	—		721,754

Net real estate and development assets	2,405,929	443,590		2,849,519
Cash and cash equivalents	15,879	—		15,879
Restricted cash	33,489	—		33,489
Accounts receivable, net	35,052	—		35,052
Notes receivable	34,761	—		34,761
Deferred costs, net	96,028	3,777	(C)	99,805
Other assets	10,741	493	(D)	11,234

TOTAL ASSETS	$2,631,879	$447,860		$3,079,739

LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgages, notes and loans payable	$1,740,455	$289,450	(E)	$2,029,905
Accounts payable and other liabilities	132,970	2,856	(F)	135,826

	1,873,425	292,306		2,165,731

Minority interest, including Series D Preferred Units	142,303	(1,475	)(G)	140,828
Series A Cumulative Convertible Preferred Stock, par value $.01, 750 shares authorized, issued and outstanding	75,000	—		75,000
Series B Cumulative Redeemable Preferred Stock, par value $.01, 4,300 share authorized, issued and outstanding	107,500	—		107,500
Series C Cumulative Redeemable Preferred Stock, par value $.01, 3,500 shares authorized, issued and outstanding	87,500	—		87,500
Series E Cumulative Redeemable Preferred Stock, par value $.01, 6,440 (as adjusted for the offering) shares authorized, issued and outstanding	—	161,000	(H)	161,000
Common stock, $.01 par value, authorized 100,000 shares, 43,655 shares issued and outstanding	437	—		437
Additional paid-in capital	831,310	(3,971	)(I)	827,339
Accumulated deficit	(463,234)	—		(463,234)
Accumulated other comprehensive loss	(17,330)	—		(17,330)
Deferred compensation	(5,032)	—		(5,032)

Total stockholders' equity	541,151	157,029		698,180

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,631,879	$447,860		$3,079,739

See accompanying notes to these financial statements

THE MILLS CORPORATION
NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2003
(Unaudited and in Thousands)

(A)
Reflects the Company's unaudited historical consolidated balance sheet as of March 31, 2003.

(B)
Represents management's estimate of the allocation of the Company's purchase price and closing costs for the Del Amo Properties totaling $443,590. The Company has not finalized the allocation of the purchase price and, therefore, such allocation is preliminary and subject to change.

(C)
Reflects deferred loan fees related to the newly acquired loan on the Del Amo Properties. The loan fees will be amortized over five years through the loan maturity date in 2008. The loan has an initial maturity of August 2006, but the Company intends to exercise its option to extend the maturity date for two one-year terms.

(D)
Reflects increases in prepaid assets for prepaid interest on the new mortgage loan.

(E)
Represents increases in mortgages, notes and loans payable for the newly acquired $316,000 mortgage loan and a $129,004 increase in the amount outstanding under the Company's unsecured revolving loan in conjunction with the Del Amo Properties acquisition. The interest rate on the Del Amo Properties' mortgage is LIBOR plus 240 basis points. The loan matures in 2006. Offsetting the increase is a payment of $155,554 on the Company's unsecured revolving loan using the proceeds from the sale of the Series E Cumulative Redeemable Preferred Stock.

(F)
Represents accruals for the Del Amo Properties acquisition and loan closing costs.

(G)
Reflects pro forma adjustment of $1,475 to minority interest as if the issuance of the 6,440,000 shares of Series E cumulative redeemable preferred stock had occurred as of March 31, 2003.

(H)
Reflects gross proceeds from the sale of 6,440,000 share of Series E Cumulative Redeemable Preferred Stock, par value $.01, in May 2003 for which a portion of the cash proceeds were used to fund the cash consideration for the acquisition of the Del Amo Properties. The Company received approximately $155,554 after underwriting discounts and expenses totaling $5,446 related to this offering.

(I)
Represents underwriters discounts and expenses related to the sale of 6,440,000 shares of Series E Cumulative Redeemable Preferred Stock, par value $.01, in May 2003.

THE MILLS CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2003
(Unaudited and in Thousands Except Per Share Amounts)

REVENUES:	Pro Forma (A)	Del Amo Acquisition Pro Forma Adjustments		Pro Forma Consolidated (F)
Minimum rent	$45,741	$6,791	(B)	$52,532
Percentage rent	47	187	(B)	234
Recoveries from tenants	23,769	2,376	(B)	26,145
Other property revenue	4,337	235	(B)	4,572
Management fee income from unconsolidated joint ventures	3,093	—		3,093
Other fee income from unconsolidated joint ventures	848	—		848

Total operating revenues	77,835	9,589		87,424

EXPENSES:
Recoverable from tenants	20,797	2,043	(B)	22,840
Other operating	1,840	195	(B)	2,035
General and administrative	4,334	—		4,334
Depreciation and amortization	17,645	1,841	(C)	19,486

Total operating expenses	44,616	4,079		48,695

	33,219	5,510		38,729
OTHER INCOME AND EXPENSES:
Equity in earnings of unconsolidated joint ventures	5,267	—		5,267
Interest income	2,430	—		2,430
Interest expense	(14,945)	(2,873	)(D)	(17,818)
Other income (expense)	(173)	—		(173)
Foreign currency exchange gains, net	2,259	—		2,259

INCOME BEFORE DISCONTINUED OPERATIONS AND MINORITY INTEREST	28,057	2,637		30,694
Discontinued operations	128	—		128

INCOME BEFORE MINORITY INTEREST	28,185	2,637		30,822
Minority interest, including Series D Preferred Unit distributions	(6,497)	246		(6,251)

NET INCOME	21,688	2,883		24,571

Series B and Series C Preferred Stock dividends	(4,388)	—		(4,388)
Series E Preferred Stock dividends	—	(3,522	)(E)	(3,522)

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$17,300	$(639)		$16,661

EARNINGS PER COMMON SHARE—BASIC:
Income per common share before discontinued operations available to stockholders	$0.40	$(0.01)		$0.39
Discontinued operations per common share	—	—		—

Income per common share	$0.40	$(0.01)		$0.39

EARNINGS PER COMMON SHARE—DILUTED:
Income per common share before discontinued operations available to stockholders	$0.39	$(0.01)		$0.38
Discontinued operations per common share	—	—		—

Income per common share	$0.39	$(0.01)		$0.38

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	43,173			43,173

Diluted	43,924			43,924

See accompanying notes to these financial statements

THE MILLS CORPORATION
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2003
(Unaudited and in Thousands Except Per Share Amounts)

(A)
Reflects the historical results of the Company adjusted to reflect the operations of five shopping center properties acquired from the Cadillac Fairview Corporation Limited and various affiliated entities on January 31, 2003 as previously reported on Form 8-K/A Amendment 2 dated January 31, 2003 filed with the Securities and Exchange Commission on August 11, 2003.

(B)
Represents certain revenues and certain operating expenses for the Del Amo Properties as of March 31, 2003.

(C)
Represents depreciation and amortization expense calculated on the preliminary allocation of the purchase price based on an estimated useful life of 40 years.

(D)
Represents interest expense from the newly acquired mortgage loan of $316,000 with an interest rate of LIBOR plus 240 basis points and amortization of the deferred loan fees related to the new mortgage. Also includes a reduction in interest expense associated with the Company's use of excess proceeds from the sale of Series E Cumulative Redeemable Preferred Stock, net of cost to acquire the Del Amo Properties, to reduce the outstanding indebtedness under the Company's unsecured revolving loan.

(E)
Reflects dividends on 6,440,000 shares of the 8.75% Series E Cumulative Redeemable Preferred Stock for the three months ended March 31, 2003. Dividends on the 8.75% Series E Preferred Stock are payable quarterly at an annual rate of 8.75% of the liquidation preference of $25.00 per share ($2.1875 per share per year).

(F)
Represents the Company's pro forma consolidated statement of income including pro forma basic and diluted earnings per share as well as the pro forma weighted average shares outstanding at March 31, 2003. The following table sets forth the computation of pro forma basic and diluted earnings per share for the three months ended March 31, 2003.

Numerator for pro forma basic earnings allowable per common share	$16,643

Numerator for pro forma diluted earnings allowable per common share	$16,721

Denominator:
Denominator pro forma for basic earnings allowable per common share — weighted average shares	43,345
Unvested Restricted Stock Awards — weighted average common shares	(172)

Denominator pro forma for basic earnings allowable per common share adjusted — weighted average shares	43,173
Employee stock options and restricted stock awards	751

Denominator pro forma for diluted earnings allowable per common share — adjusted weighted average shares	43,924

Pro forma basic earnings per common share	$0.39

Pro forma diluted earnings per common share	$0.38

THE MILLS CORPORATION
CONSOLIDATED PRO FORMA STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2002
(Unaudited and in Thousands Except Per Share Amounts)

REVENUES:	Pro Forma (A)	Del Amo Acquisition Pro Forma Adjustments (B)		Pro Forma Consolidated (F)
Minimum rent	$164,576	$27,231	(B)	$191,807
Percentage rent	4,241	2,427	(B)	6,668
Recoveries from tenants	91,204	9,581	(B)	100,785
Other property revenue	22,113	1,797	(B)	23,910
Management fee income from unconsolidated joint ventures	11,340	—		11,340
Other fee income from unconsolidated joint ventures	8,856	—		8,856

Total operating revenues	302,330	41,036		343,366

EXPENSES:
Recoverable from tenants	83,796	8,523	(B)	92,319
Other operating	7,285	496	(B)	7,781
General and administrative	17,736	—		17,736
Depreciation and amortization	66,172	7,364	(C)	73,536

Total operating expenses	174,989	16,383		191,372

	127,341	24,653		151,994
OTHER INCOME AND EXPENSES:
Equity in earnings of unconsolidated joint ventures	32,943	—		32,943
Interest income	7,440	—		7,440
Interest expense	(69,033)	(12,318	)(D)	(81,351)
Loss on extinguishment of debt	(1,260)	—		(1,260)
Other income (expense)	(653)	—		(653)
Foreign currency exchange gain, net	11,582			11,582

INCOME BEFORE DISCONTINUED OPERATIONS AND MINORITY INTEREST	108,360	12,335		120,695
Discontinued operations	397	—		397

INCOME BEFORE MINORITY INTEREST	108,757	12,335		121,092
Minority interest, including Series D Preferred Unit distributions	(27,915)	497		(27,418)

NET INCOME	80,842	12,832		93,674
Series B and Series C Preferred Stock dividends	(10,133)	—		(10,133)
Series E Preferred Stock dividends	—	(14,088	)(E)	(14,088)

INCOME AVAILABLE TO COMMON STOCKHOLDERS	$70,709	(1,256)		69,453

EARNINGS PER COMMON SHARE—BASIC:
Income per common share before discontinued operations available to stockholders	$1.68	$(0.03)		$1.65
Discontinued operations per common share	0.01	—		0.01

Income per common share	$1.69	$(0.03)		$1.66

EARNINGS PER COMMON SHARE—DILUTED:
Income per common share before discontinued operations available to stockholders	$1.65	$(0.03)		$1.62
Discontinued operations per common share	0.01	—		0.01

Income per common share	$1.66	$(0.03)		$1.63

WEIGHTED AVERAGE NUMBER OF SHARES:
Basic	41,887			41,887

Diluted	42,751			42,751

See accompanying notes to these financial statements

THE MILLS CORPORATION
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2002
(Unaudited and in Thousands Except Per Share Amounts)

(A)
Reflects the historical results of the Company adjusted to reflect the operations of five shopping center properties acquired from the Cadillac Fairview Corporation Limited and various affiliated entities on January 31, 2003; the acquisition of Riverside Square ("Riverside") on December 13, 2002; and the acquisition of additional ownership interests ("Simon Acquisition") in Arundel Mills, Arizona Mills, Concord Mills, Grapevine Mills and Ontario Mills on May 31, 2002 (collectively, the "Acquisitions") as previously reported on Form 8-K/A Amendment 2 dated January 31, 2003 filed with the Securities and Exchange Commission on August 11, 2003.

(B)
Represents certain revenues and certain operating expenses for the Del Amo Properties as of December 31, 2002.

(C)
Represents depreciation and amortization expense calculated on the preliminary allocation of the purchase price and closing costs based on an estimated useful life of 40 years.

(D)
Represents interest expense from the newly acquired mortgage loan of $316,000 with an interest rate of LIBOR plus 2.40% and amortization of the deferred loan fees related to the new mortgage. Also includes a reduction in interest expense associated with the Company's use of excess proceeds from the sale of Series E Cumulative Redeemable Preferred Stock, net of cost to acquire the Del Amo Properties, to reduce the outstanding indebtedness under the Company's unsecured revolving loan.

(E)
Reflects dividends on 6,440,000 shares of the 8.75% Series E Cumulative Redeemable Preferred Stock for the year ended December 31, 2002. Dividends on the 8.75% Series E Preferred Stock are payable quarterly at an annual rate of 8.75% of the liquidation preference of $25.00 per share ($2.1875 per share per year).

(F)
Represents the Company's pro forma consolidated statement of income including pro forma basic and diluted earnings per share as well as the pro forma weighted average shares outstanding at December 31, 2002. The following table sets forth the computation of the pro forma basic and diluted earnings per share for the year ended December 31, 2002.

Numerator for pro forma basic earnings allowable per common share	$69,343

Numerator for pro forma diluted earnings allowable per common share	$69,744

Denominator:
Denominator pro forma for basic earnings allowable per common share — weighted average shares	42,122
Unvested Restricted Stock Awards — weighted average common shares	(235)

Denominator pro forma for basic earnings allowable per common share adjusted — weighted average shares	41,887
Employee stock options and restricted stock awards	864

Denominator pro forma for diluted earnings allowable per common share — adjusted weighted average shares	42,751

Pro forma basic earnings per common share	$1.66

Pro forma diluted earnings per common share	$1.63

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THE MILLS CORPORATION UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (Amounts In Thousands)
THE MILLS CORPORATION PRO FORMA CONSOLIDATED BALANCE SHEET MARCH 31, 2003 (Unaudited and in Thousands)
THE MILLS CORPORATION NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET MARCH 31, 2003 (Unaudited and in Thousands)
THE MILLS CORPORATION PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE THREE MONTHS ENDED MARCH 31, 2003 (Unaudited and in Thousands Except Per Share Amounts)
THE MILLS CORPORATION NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE THREE MONTHS ENDED MARCH 31, 2003 (Unaudited and in Thousands Except Per Share Amounts)
THE MILLS CORPORATION CONSOLIDATED PRO FORMA STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2002 (Unaudited and in Thousands Except Per Share Amounts)
THE MILLS CORPORATION NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2002 (Unaudited and in Thousands Except Per Share Amounts)